EX-99Q1(e):  Copies of any new or amended Registrant investment advisory contracts

Addendum No. 4 to the Investment Advisory Agreement dated May 20, 2011 is incorporated by reference to Exhibit (d)(31) to Post-Effective Amendment No. 77 filed with the Commission on July 27, 2011 (Accession No. 0001193125-11-199060).

Expense Reimbursement and Advisory Fee Waiver Agreement, dated July 31, 2011, by Northern Funds, Northern Trust Investments, Inc. is hereby incorporated by reference to Exhibit (d)(34) to Post-Effective Amendment No. 77, filed with the Commission on July 27, 2011 (Accession No. 0001193125-11-199060).

Amended and Restated Expense Reimbursement Agreement, dated July 31, 2011, by Northern Funds and Northern Trust Investments, Inc. is hereby incorporated by reference to Exhibit (d)(98) to Post-Effective Amendment No. 77, filed with the Commission on July 27, 2011 (Accession No. 0001193125-11-199060).

Amended and Restated Expense Reimbursement Agreement, dated July 31, 2011, among Northern Funds, Northern Trust Investments, Inc. and The Northern Trust Company of Connecticut is hereby incorporated by reference to Exhibit (d)(131) to Post-Effective Amendment No. 78, filed with the Commission on July 27, 2011 (Accession No. 0001193125-11-199111).

Investment Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Pzena Investment Management LLC, dated June 28, 2011, is hereby incorporated by reference to Exhibit (d)(127) to Post-Effective Amendment No. 78, filed with the Commission on July 27, 2011 (Accession No. 0001193125-11-199111).

Investment Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and Neuberger Berman Fixed Income LLC, dated July 1, 2011, is hereby incorporated by reference to Exhibit (d)(128) to Post-Effective Amendment No. 78, filed with the Commission on July 27, 2011 (Accession No. 0001193125-11-199111).

Investment Sub-Advisory Agreement among Northern Trust Investments, Inc., The Northern Trust Company of Connecticut and CBRE Clarion Securities, LLC, dated July 1, 2011, is hereby incorporated by reference to Exhibit (d)(129) to Post-Effective Amendment No. 78, filed with the Commission on July 27, 2011 (Accession No. 0001193125-11-199111).